[Execution Copy]


                          CRAIN LLC SECURITY AGREEMENT

      This CRAIN LLC SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of December 23, 1997, is made by Foamex LLC, a Delaware limited liability company (the "Grantor"), in favor of CITICORP USA, INC., as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties.


                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of June 12, 1997 (as amended, supplemented, amended and restated or modified from time to time, the "Existing Credit Agreement"), among Foamex L.P., a Delaware limited partnership ("Foamex" or a "Borrower"), General Felt Industries, Inc., a Delaware corporation ("GFI" or a "Borrower"; and, if together with Foamex, the "Borrowers"), Trace Foam Company, Inc., a Delaware corporation and general partner of Foamex ("Trace Foam"), FMXI, Inc., a Delaware corporation and managing general partner of Foamex ("FMXI"), the Lenders, the Issuing Banks and Citicorp USA, Inc., as Collateral Agent for the Lenders and the Issuing Banks and The Bank of Nova Scotia, as Funding Agent for the Lenders and the Issuing Banks (together with the Collateral Agent, the "Administrative Agents"), the Lenders and the Issuing Banks have extended Commitments to make Credit Extensions to the Borrowers;

      WHEREAS, the Existing Credit Agreement is to be amended by the First Amendment to Credit Agreement, dated as of December 23, 1997 (the "First Amendment to Credit Agreement", the Existing Credit Agreement as amended by the First Amendment to Credit Agreement and as further amended, supplemented, amended and restated or otherwise modified from time to time being the "Credit Agreement"), among the Borrowers, Trace Foam, FMXI, the Lenders, the Issuing Banks and the Administrative Agents;

      WHEREAS, as a condition precedent to the effectiveness of the First Amendment to Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the first recital.

      "Borrower" and "Borrowers" are defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Collateral Account" is defined in Section 4.1.2(b).

      "Collateral Agent" is defined in the preamble.

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c)   all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

            (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "Copyright Collateral" means all copyrights (including all copyrights for semi-conductor chip product mask works) of the


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

Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      "Credit Agreement" is defined in the second recital.

      "Credit Extensions" means the Loans and the Letters of Credit.

      "Equipment" is defined in clause (a) of Section 2.1.

      "Existing Credit Agreement" is defined in the first recital.

      "First Amendment to Credit Agreement" is defined in the second recital.

      "Foamex" is defined in the first recital.

      "FMXI" is defined in the first recital.

      "Grantor" is defined in the preamble.

      "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "Inventory" is defined in clause (b) of Section 2.1

      "Lender" and "Lenders" are defined in the first recital.

      "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);


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

            (c) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding thereto throughout the world.

      "Receivables" is defined in clause (c) of Section 2.1.

      "Related Contracts" is defined in clause (c) of Section 2.1.

      "Secured Obligations" is defined in Section 2.2.

      "Secured Parties" means, collectively, the Lenders, the Issuing Banks, the Administrative Agents, the Collateral Agent and the Funding Agent, and any Lender in its capacity as a counterparty to a Hedging Obligation.

      "Security Agreement" is defined in the preamble.

      "Trace Foam" is defined in the first recital.

      "Trademark Collateral" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;


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

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
      Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. Grant of Security. The Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the "Collateral"):

            (a) all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

            (b) all inventory in all of its forms of the Grantor, wherever located, including

                  (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                  (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

                  (iii) all goods which are returned to or repossessed by the
            Grantor,

      and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

            (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

            (d)   all Intellectual Property Collateral of the Grantor;

            (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
      Section 2.1;


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

            (f) all of the Grantor's other property and rights of every kind and description and interests therein; and

            (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Concentration Account, the Cash Collateral Account and in any lock boxes or any Lockbox Account of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The Grantor agrees to use its best efforts to obtain any such required consent.

      SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of each Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which such Borrower is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations of the Grantor and each other Obligor now or hereafter existing under each Loan Document to which the Grantor or such other Obligor is or may become a party (all such Obligations of such Borrower and all such obligations of the Grantor and such other Obligor being the "Secured Obligations").

      SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments,

            (b) be binding upon the Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party.


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

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Article XIII of the Credit Agreement. Upon the payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Upon any sale or other transfer of Collateral permitted by the terms of the Credit Agreement, the security interest created hereunder in such Collateral (but not in the proceeds thereof) shall be deemed to be automatically released and the Collateral Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release.

      SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

            (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

            (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

            (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.5. Security Interest Absolute. All rights of the Collateral Agent and the security interests granted to the Collateral Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional with respect to the Secured Obligations, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

            (b)   the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Grantor, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise,

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Grantor, any other Obligor, any surety or any guarantor.

      SECTION 2.6. Postponement of Subrogation, etc. The Grantor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Secured Obligations, the termination or expiration of all Letters of Credit, and the termination of all

Commitments. Any amount paid to the Grantor on account of any payment made hereunder prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Secured Parties and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) the Grantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and

            (b) all Secured Obligations have been paid in full, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated,

each Secured Party and each holder of a Note agrees that, at the Grantor's request, the Secured Parties and the holders of the Notes will execute and deliver to the Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Grantor of an interest in the Secured Obligations resulting from such payment by the Grantor. In furtherance of the foregoing, for so long as any Secured Obligations, Letters of Credit or Commitments remain outstanding, the Grantor shall refrain from taking any action or commencing any proceeding against a Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. The Grantor represents and warrants to each Secured Party as set forth in this Section.

      SECTION 3.1.1. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of the Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in Item A and Item B, respectively, of Schedule I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in Item D of Schedule I hereto. The Grantor has no trade names


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

other than those set forth in Item E of Schedule I hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item F of Schedule I hereto. All Receivables having a value of at least $500,000 evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent and delivered and pledged to the Collateral Agent pursuant to Section 4.1.7. As of the Effective Date, the Grantor is not a party to any Federal, state or local government contract having value in excess of $500,000 except as set forth in Item G of Schedule I hereto.

      SECTION 3.1.2. Ownership, No Liens, etc. The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 9.03 of the Credit Agreement.

      SECTION 3.1.3. Possession and Control. The Grantor has exclusive possession and control of its Equipment and Inventory.

      SECTION 3.1.4. Negotiable Documents, Instruments and Chattel Paper. The Grantor has, contemporaneously herewith, delivered to the Collateral Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Collateral Agent) having a value of at least $500,000.

      SECTION 3.1.5. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

            (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

            (b) such Intellectual Property Collateral is valid and enforceable;

            (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

            (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

            (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

      SECTION 3.1.6. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

      SECTION 3.1.7. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

            (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

            (b) for the perfection of or the exercise by the Collateral Agent of its rights and remedies hereunder.

      SECTION 3.1.8. Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect.


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

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, the Grantor will, unless the Requisite Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Section.

      SECTION 4.1.1. As to Equipment and Inventory. The Grantor hereby agrees that it shall

            (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.1.1 or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III (including Section 3.1.6) shall be true and correct, and all action required pursuant to the first sentence of Section 4.1.7 shall have been taken with respect to the Equipment and Inventory;

            (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the Equipment; and

            (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

      SECTION 4.1.2.    As to Receivables.

            (a) The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address(es) set forth in Item D of Schedule I hereto, or, upon 30 days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Collateral Agent; hold and preserve such records and chattel paper; and permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Collateral Agent a supplement to Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Collateral Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.1.1.

            (b) Upon written notice by the Collateral Agent to the Grantor pursuant to this Section 4.1.2(b), all proceeds of Collateral received by the Grantor shall be delivered in kind to the Collateral Agent for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with the Collateral Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Collateral Agent. The Collateral Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 11.01(f) or 11.01(g) of the Credit Agreement or an Event of Default.

            (c) The Collateral Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist.

      SECTION 4.1.3.    As to Collateral.

            (a) The Collateral Agent, however, may, at any time following a Default of the nature set forth in Section 11.01(f) or 11.01(g) of the Credit Agreement or an Event of Default, notify any parties obligated on any of the Collateral to make payments to the Collateral Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Collateral Agent following a Default of the nature set forth in Section 11.01(f) or 11.01(g) of the Credit Agreement or an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

            (b) The Collateral Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.1.4. As to Intellectual Property Collateral. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor that:

            (a) the Grantor shall not, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

            (b) the Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

                  (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

                  (iii) fail to employ all of the Trademark Collateral
            registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                  (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

                  (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

                  (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

            (c)   the Grantor shall not, unless the Grantor shall either

                  (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or

                  (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

            (d) the Grantor shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

            (e) in no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

            (f) the Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

            (g) the Grantor shall, contemporaneously herewith, execute and deliver to the Collateral Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms of Exhibit A, Exhibit B and Exhibit C hereto, respectively, and shall execute and deliver to the Collateral Agent any other document required to acknowledge or register or perfect the Collateral Agent's interest in any part of the Intellectual Property Collateral.

      SECTION 4.1.5. Insurance. The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Collateral Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section. Without limiting the foregoing, the Grantor further agrees as follows:

            (a) Each policy for property insurance shall show the Collateral Agent as loss payee.

            (b) Each policy for liability insurance shall show the Collateral Agent as an additional insured.

            (c) With respect to each life insurance policy, the Grantor shall execute and deliver to the Collateral Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

            (d) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insured.

            (e) The Grantor shall, if so requested by the Collateral Agent, deliver to the Collateral Agent a copy of each insurance policy.

            (f) All payments in respect of property insurance and life insurance shall be deposited to the Collateral Account and if there shall be no Collateral Account shall be paid to the Grantor.

      SECTION 4.1.6.    Transfers and Other Liens. The Grantor shall not:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

            (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

      SECTION 4.1.7. Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

            (a) at the request of the Collateral Agent, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

            (b) if any Receivable having a value of at least $500,000 shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;

            (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby; and

            (d) furnish to the Collateral Agent, from time to time at the Collateral Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                              THE COLLATERAL AGENT

      SECTION 5.1. Collateral Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 11.01(f) or 11.01(g) of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.7).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Collateral Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

      SECTION 5.3. Collateral Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                  (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

                  (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 6.2) pursuant to Section 3.02(b)(iii) of the Credit Agreement.

      SECTION 6.2.      Indemnity and Expenses.

            (a) The Grantor agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or wilful misconduct.

            (b) The Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with

                  (i)   the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, and

                  (iii) the exercise or enforcement of any of the rights of the
            Collateral Agent or the Secured Parties hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (on behalf of the Lenders or the Requisite Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be made in accordance with Section
13.08 of the Credit Agreement.

      SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.6. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.7. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier service or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or telex or four (4) Business Days after deposit in the United States mail with postage prepaid and properly addressed. Notices to the Collateral Agent shall not be effective until received by the Collateral Agent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 7.7) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to the other party to this Security Agreement.

      SECTION 7.8.      Certain Consents and Waivers of the Grantor.

      SECTION 7.8.1. Personal Jurisdiction. THE GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH THE GRANTOR IS A PARTY, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE GRANTOR IRREVOCABLY DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY, 15 COLUMBUS CIRCLE, NEW YORK, NEW YORK 10023, AS ITS AGENT (THE "PROCESS AGENT") FOR SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. THE GRANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE GRANTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

      THE GRANTOR AGREES THAT THE COLLATERAL AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE ADMINISTRATIVE AGENTS, THE LENDERS AND THE ISSUING BANKS TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENTS, ANY LENDER OR ANY ISSUING BANK. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

      SECTION 7.8.2. Service of Process. THE GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED

COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PROCESS AGENT OR THE GRANTOR'S NOTICE ADDRESS SPECIFIED BELOW, SUCH SERVICE TO BECOME EFFECTIVE FIVE
(5) DAYS AFTER SUCH MAILING. THE GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENTS, THE LENDERS AND ISSUING BANKS TO BRING PROCEEDINGS AGAINST THE GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

      SECTION 7.9. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    FOAMEX LLC
                                    By: Foamex L.P., its sole member
                                    By: FMXI, INC., the Managing
                                    General Partner of Foamex L.P.

                                    By: /s/ George L. Karpinski
                                        ------------------------
                                    Name: George L. Karpinski
                                    Title: Senior Vice President

                                    Notice address

                                    c/o Foamex International Inc.
                                    1000 Columbia Avenue
                                    Linwood, Pennsylvania 19061
                                    Attn.: Kenneth R. Fuette
                                    Telecopier No.: 610-859-3085

                                    CITICORP USA, INC., as Collateral Agent

                                    By: /s/ Timothy L. Freeman
                                        ------------------------
                                    Name: Timothy L. Freeman
                                    Title: Attorney-in-Fact

                                    Notice address:

                                    Citicorp USA, Inc.
                                    399 Park Avenue
                                    New York, New York 10043
                                    Attn: Timothy L. Freeman
                                    Telecopier No.: (212) 793-1290

                                                                      SCHEDULE I
                                                                    to Crain LLC
                                                              Security Agreement

Item A.     Location of Equipment
            ---------------------

            Description                               Location
            -----------                               --------

1.

2.

3.

Item B.     Location of Inventory
            ---------------------

            Description                               Location
            -----------                               --------

1.

2.

3.

Item C.     Location of Lock Boxes
            ---------------------


                                                                Contact
            Bank Name and Address      Account Number           Person
            ---------------------      --------------           ------
1.

2.

3.

Item D.     Place(s) of Business and Chief Executive Office
            -----------------------------------------------

Item E.     Trade Names
            -----------

Item F.     Merger or Other Corporate Reorganization
            ----------------------------------------

Item G.     Government Contracts
            --------------------

                                                                     SCHEDULE II
                                                                    to Crain LLC
                                                              Security Agreement

Item A.     Patents
            -------

                                 Issued Patents
                                 --------------

*(1)Country           Patent No.          Issue Date       Inventor(s)   Title
-----------           ----------          ----------       -----------   -----



                           Pending Patent Applications
                           ---------------------------

*Country              Serial No.          Filing Date      Inventor(s)   Title
--------              ----------          -----------      -----------   -----



                       Patent Applications in Preparation
                       ----------------------------------

                                          Expected
*Country              Docket No.          Filing Date      Inventor(s)   Title
--------              ----------          -----------      -----------   -----




Item B.  Patent Licenses
         ---------------

*Country or                                  Effective   Expiration    Subject
 Territory        Licensor       Licensee       Date        Date        Matter
 ---------        --------       --------    ---------   ----------    -------

-------------------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    SCHEDULE III
                                                                    to Crain LLC
                                                              Security Agreement

Item A.     Trademarks
            ----------

                              Registered Trademarks
                              ---------------------

(2)Country        Trademark           Registration No.         Registration Date
----------        ---------           ----------------         -----------------



                         Pending Trademark Applications
                         ------------------------------

*Country          Trademark               Serial No.            Filing Date
--------          ---------               ----------            -----------




                      Trademark Applications in Preparation
                      -------------------------------------

                                                      Expected         Products/
*Country        Trademark          Docket No.        Filing Date       Services
--------        ---------          ----------        -----------       --------




Item B.     Trademark Licenses
            ------------------

*Country or                                               Effective   Expiration
 Territory       Trademark      Licensor      Licensee       Date        Date
 ---------       ---------      --------      --------    ---------   ----------

-------------------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE IV
                                                                    to Crain LLC
                                                              Security Agreement

Item A.     Copyrights/Mask Works
            ---------------------

                        Registered Copyrights/Mask Works
                        --------------------------------

(3)Country      Registration No.      Registration Date      Author(s)     Title
----------      ----------------      -----------------      ---------     -----



              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

*Country           Serial No.             Filing Date        Author(s)     Title
--------           ----------             -----------        ---------     -----



          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                           Expected
*Country          Docket No.              Filing Date        Author(s)     Title
--------          ----------              -----------        ---------     -----



Item B.     Copyright/Mask Work Licenses
            ----------------------------

*Country or                                    Effective   Expiration    Subject
 Territory        Licensor        Licensee        Date        Date        Matter
 ---------        --------        --------     ---------   ----------     ------

-------------------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                                    to Crain LLC
                                                              Security Agreement

                        Trade Secret or Know-How Licenses
                        ---------------------------------

(4)Country or                                  Effective   Expiration   Subject
   Territory        Licensor       Licensee       Date        Date      Matter
   ----------       --------       --------    ---------   ----------   -------


-------------------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                                                    to Crain LLC
                                                              Security Agreement

                       CRAIN LLC PATENT SECURITY AGREEMENT

      This CRAIN LLC PATENT SECURITY AGREEMENT (this "Agreement"), dated as of December 23, 1997, is made between Foamex LLC, a Delaware limited liability company (the "Grantor"), and Citicorp USA, Inc., as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of June 12, 1997 (as amended, supplemented, amended and restated or modified from time to time, the "Existing Credit Agreement"), among Foamex L.P., a Delaware limited partnership ("Foamex" or a "Borrower"), General Felt Industries, Inc., a Delaware corporation ("GFI" or a "Borrower"; and, if together with Foamex, the "Borrowers"), Trace Foam Company, Inc., a Delaware corporation and general partner of Foamex ("Trace Foam"), FMXI, Inc., a Delaware corporation and managing general partner of Foamex ("FMXI"), the Lenders, the Issuing Banks and Citicorp USA, Inc., as Collateral Agent for the Lenders and the Issuing Banks and The Bank of Nova Scotia, as Funding Agent for the Lenders and the Issuing Banks (together with the Collateral Agent, the "Administrative Agents"), the Lenders and the Issuing Banks have extended Commitments to make Credit Extensions to the Borrowers;

      WHEREAS, the Existing Credit Agreement is to be amended by the First Amendment to Credit Agreement, dated as of December 23, 1997 (the "First Amendment to Credit Agreement", the Existing Credit Agreement as amended by the First Amendment to Credit Agreement and as further amended, supplemented, amended and restated or otherwise modified from time to time being the "Credit Agreement"), among the Borrowers, Trace Foam, FMXI, the Lenders, the Issuing Banks and the Administrative Agents;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered the Crain LLC Security Agreement, dated as of December 23, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the effectiveness of the First Amendment to Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Attachment 1 attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 attached hereto, and all rights corresponding thereto throughout the world.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit and the termination of all Commitments, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         FOAMEX LLC

                                         By
                                           -------------------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President

                                         CITICORP USA, INC., as Collateral Agent

                                         By
                                           -------------------------------------
                                         Name: Timothy L. Freeman
                                         Title: Attorney-in-Fact

                                                                    ATTACHMENT 1
                                                             to Crain LLC Patent
                                                              Security Agreement
Item A.     Patents
            -------

                                 Issued Patents
                                 --------------

*(5)Country           Patent No.          Issue Date       Inventor(s)    Title
-----------           ----------          ----------       ------------   -----



                           Pending Patent Applications
                           ---------------------------

*Country              Serial No.          Filing Date      Inventor(s)    Title
--------              ----------          -----------      ------------   -----



                       Patent Applications in Preparation
                       ----------------------------------

                                          Expected
*Country              Docket No.          Filing Date      Inventor(s)    Title
--------              ----------          -----------      ------------   -----




Item B.  Patent Licenses
         ---------------

*Country or                                  Effective   Expiration    Subject
 Territory        Licensor       Licensee       Date        Date        Matter
 ---------        --------       --------    ---------   ----------    -------

-------------------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                                    to Crain LLC
                                                              Security Agreement

                     CRAIN LLC TRADEMARK SECURITY AGREEMENT

      This CRAIN LLC TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of December 23, 1997, is made between Foamex LLC, a Delaware limited liability company (the "Grantor"), and Citicorp USA, Inc., as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of June 12, 1997 (as amended, supplemented, amended and restated or modified from time to time, the "Existing Credit Agreement"), among Foamex L.P., a Delaware limited partnership ("Foamex" or a "Borrower"), General Felt Industries, Inc., a Delaware corporation ("GFI" or a "Borrower"; and, if together with Foamex, the "Borrowers"), Trace Foam Company, Inc., a Delaware corporation and general partner of Foamex ("Trace Foam"), FMXI, Inc., a Delaware corporation and managing general partner of Foamex ("FMXI"), the Lenders, the Issuing Banks and Citicorp USA, Inc., as Collateral Agent for the Lenders and the Issuing Banks and The Bank of Nova Scotia, as Funding Agent for the Lenders and the Issuing Banks (together with the Collateral Agent, the "Administrative Agents"), the Lenders and the Issuing Banks have extended Commitments to make Credit Extensions to the Borrowers;

      WHEREAS, the Existing Credit Agreement is to be amended by the First Amendment to Credit Agreement, dated as of December 23, 1997 (the "First Amendment to Credit Agreement", the Existing Credit Agreement as amended by the First Amendment to Credit Agreement and as further amended, supplemented, amended and restated or otherwise modified from time to time being the "Credit Agreement"), among the Borrowers, Trace Foam, FMXI, the Lenders, the Issuing Banks and the Administrative Agents;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered the Crain LLC Security Agreement, dated as of December 23, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the effectiveness of the First Amendment to Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit and the termination of all Commitments, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         FOAMEX LLC

                                         By
                                           -------------------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President

                                         CITICORP USA, INC., as Collateral Agent

                                         By
                                           -------------------------------------
                                         Name: Timothy L. Freeman
                                         Title: Attorney-in-Fact

                                                                    ATTACHMENT 1
                                                          to Crain LLC Trademark
                                                              Security Agreement

Item A.     Trademarks
            ----------

                              Registered Trademarks
                              ---------------------

(6)Country        Trademark           Registration No.         Registration Date
----------        ---------           ----------------         -----------------



                         Pending Trademark Applications
                         ------------------------------

*Country          Trademark               Serial No.            Filing Date
--------          ---------               ----------            -----------



                      Trademark Applications in Preparation
                      -------------------------------------

                                                      Expected         Products/
*Country        Trademark          Docket No.        Filing Date       Services
--------        ---------          ----------        -----------       --------



Item B.     Trademark Licenses
            ------------------

*Country or                                               Effective   Expiration
 Territory       Trademark      Licensor      Licensee       Date        Date
 ---------       ---------      --------      --------    ---------   ----------

-------------------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                                                    to Crain LLC
                                                              Security Agreement

                     CRAIN LLC COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of December 23, 1997, is made between Foamex LLC, a Delaware limited liability company (the "Grantor"), and Citicorp USA, Inc., as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of June 12, 1997 (as amended, supplemented, amended and restated or modified from time to time, the "Existing Credit Agreement"), among Foamex L.P., a Delaware limited partnership ("Foamex" or a "Borrower"), General Felt Industries, Inc., a Delaware corporation ("GFI" or a "Borrower"; and, if together with Foamex, the "Borrowers"), Trace Foam Company, Inc., a Delaware corporation and general partner of Foamex ("Trace Foam"), FMXI, Inc., a Delaware corporation and managing general partner of Foamex ("FMXI"), the Lenders, the Issuing Banks and Citicorp USA, Inc., as Collateral Agent for the Lenders and the Issuing Banks and The Bank of Nova Scotia, as Funding Agent for the Lenders and the Issuing Banks (together with the Collateral Agent, the "Administrative Agents"), the Lenders and the Issuing Banks have extended Commitments to make Credit Extensions to the Borrowers;

      WHEREAS, the Existing Credit Agreement is to be amended by the First Amendment to Credit Agreement, dated as of December 23, 1997 (the "First Amendment to Credit Agreement", the Existing Credit Agreement as amended by the First Amendment to Credit Agreement and as further amended, supplemented, amended and restated or otherwise modified from time to time being the "Credit Agreement"), among the Borrowers, Trace Foam, FMXI, the Lenders, the Issuing Banks and the Administrative Agents;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered the Crain LLC Security Agreement, dated as of December 23, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the effectiveness of the First Amendment to Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Attachment 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit and the termination of all Commitments, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         FOAMEX LLC

                                         By
                                           -------------------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President

                                         CITICORP USA, INC., as Collateral Agent

                                         By
                                           -------------------------------------
                                         Name: Timothy L. Freeman
                                         Title: Attorney-in-Fact

                                                                    ATTACHMENT 1
                                                          to Crain LLC Copyright
                                                              Security Agreement
Item A.     Copyrights/Mask Works
            ---------------------

                        Registered Copyrights/Mask Works
                        --------------------------------

(7)Country      Registration No.      Registration Date      Author(s)     Title
----------      ----------------      -----------------      ---------     -----



              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

*Country           Serial No.             Filing Date        Author(s)     Title
--------           ----------             -----------        ---------     -----



          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                           Expected
*Country          Docket No.              Filing Date        Author(s)     Title
--------          ----------              -----------        ---------     -----



Item B.     Copyright/Mask Work Licenses
            ----------------------------

*Country or                                    Effective   Expiration    Subject
 Territory        Licensor        Licensee        Date        Date        Matter
 ---------        --------        --------     ---------   ----------     ------

-------------------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.